U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 24, 1998
                               -----------------

                             INFODATA SYSTEMS INC.
            (Exact Name of Registrant as Specified in its Charter)


                                    0-10416
                           (Commission File Number)

                  VIRGINIA                          16-0954695
       (State or other jurisdiction     (I.R.S. Employer Identification No.)
             of incorporation)


     12150 MONUMENT DRIVE, FAIRFAX, VIRGINIA               22033
       (Address of Principal Executive Office)          (Zip Code)


                  (703) 934-5205 (Issuer's Telephone Number)

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Effective August 24, 1998, Infodata Systems Inc. (the "Company") dismissed its prior certifying accountants, Arthur Andersen LLP ("AA") and retained as its new certifying accountants, PricewaterhouseCoopers LLP. The decision to change accountants was approved by the Company's Board of Directors.

      During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      The reports of AA on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the last two fiscal years and through the subsequent interim period to the date hereof, there have been no reportable events as defined by
Item 304 of Regulation S-B with AA.

      During the last two fiscal years and through the subsequent interim period to the date hereof, the Company did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

      Number          Description
      ------          -----------
        16            Letter  of Arthur  Andersen  LLP to the  Securities  and
                      Exchange Commission included herein pursuant to the requirements of Item 304(a) of Regulation S-B.

                                          SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INFODATA SYSTEMS INC.


                                          /s/RICHARD T. BUESCHEL
                                          ----------------------
Date:  August 24, 1998                    Richard T. Bueschel
                                          Chairman of the Board and
                                          Chief Executive Officer